FINANCING INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2014
FINANCING INCOME, NET [Abstract]
Schedule of Financing Income, Net
	US dollars
	Year ended December 31,
(in thousands)	2014	2013	2012

Short-term interest expenses, commissions and other	309	(1,201)	(873)
Gains in respect of marketable securities	133	-	2
Interest expenses in respect of long-term loans	-	(4)	(8)
Interest income in respect of deposit	982	1,998	1,770
Exchange rate differences and others, net	280	(555)	96
	1,704	238	987